Exhibit 99.1

7961 SHAFFER PARKWAY
SUITE 5
LITTLETON, COLORADO 80127
TELEPHONE (720) 981-1185
FAX (720) 981-1186
Trading Symbol: VGZ
Toronto and American Stock Exchanges

NEWS

Vista Announces Results of Securityholders’ Votes Relating to Proposed Arrangement

Denver, Colorado, November 16, 2006 – Vista Gold Corp. (TSX & AMEX:  VGZ) (“Vista”) announced today that its shareholders, optionholders and warrantholders (collectively, “Securityholders”) have voted to approve the previously announced transaction which, if completed, will result in Vista transferring its existing Nevada properties into a recently incorporated company, Allied Nevada Gold Corp. (“Allied Nevada”), which will concurrently acquire the Nevada mineral assets of Carl and Janet Pescio.  Under the proposed transaction, Vista’s shareholders will exchange their existing common shares of Vista and will receive new common shares of Vista and common shares of Allied Nevada.  Vista’s optionholders will exchange their options for options to acquire new common shares of Vista and options to acquire common shares of Allied Nevada.  Finally, Vista’s warrantholders will have their warrants adjusted in accordance with the terms of the warrants.  Vista believes that the current market price of its common shares does not adequately reflect the underlying value of its Nevada properties.  By transferring its Nevada properties to Allied Nevada and combining them with the Nevada-based assets of the Pescios to create a single, Nevada-focussed gold company, Vista believes that its shareholders will be more likely to realize the value of those underlying assets over time.

The total number of common shares of Allied Nevada available for distribution to Vista’s shareholders cannot be determined until immediately prior to the effective time of the proposed transaction.  As disclosed in the information circular previously delivered to Securityholders, the number of Allied Nevada shares available for distribution will be 27,500,000 (out of a total of 39,500,000 common shares of Allied Nevada expected to be issued at closing), less the number of common shares: (a) issuable to current holders of Vista options upon the exercise of Allied Nevada options issued to them under the Arrangement; and (b) withheld by Vista to facilitate payment of taxes payable by Vista as a result of the completion of the transaction.  Shareholders should refer to page 30 of the information circular under the heading “Treatment of Vista Shares” for more information on how these amounts will be calculated, including a sample calculation of these amounts making certain assumptions about the value of the Vista common shares, the Allied Nevada common shares and the U.S./Canadian exchange rate at the relevant time. Vista will confirm the actual number of Allied Nevada shares to be distributed to Vista shareholders in a press release to be issued in connection with the completion of the transaction.

At a special meeting held earlier today, the transaction was approved by the required majorities: (a) 89.29% of the votes cast by all Securityholders; and (b) 93.42% of votes cast solely by Vista’s shareholders. The votes of holders of options and warrants were included in the vote of the Securityholders and no separate class vote was conducted for those holders.  Nonetheless, 100% of votes cast by Vista’s optionholders voted in favour of the transaction and 51.13% of the votes cast by Vista’s warrantholders voted against the transaction.

Completion of the transaction remains subject to a number of conditions, including approval of the Supreme Court of the Yukon Territory.  An application for court approval is scheduled to be heard by the

Supreme Court of the Yukon Territory on November 20, 2006 at 1:30 p.m. (local time in Whitehorse).  Vista currently expects the transaction to close in December 2006.

Letters of Transmittal were mailed to registered shareholders of Vista on or about October 20, 2006.  If you are a registered shareholder and have not received a Letter of Transmittal, please contact Computershare Investor Services Inc. at 1-866-249-7775 to obtain a Letter of Transmittal.  Copies are also available on the Internet at www.sedar.com.  Completed Letters of Transmittal, along with certificates representing your existing Vista shares, must be submitted in accordance with the instructions in the Letter of Transmittal in order to ensure you receive the securities you are entitled to receive under the transaction.

If you are a non-registered shareholder of Vista, you will likely not have received a Letter of Transmittal.  You should contact your broker or other financial intermediary through whom your common shares of Vista are held as soon as possible to discuss what documentation must be completed and what other steps are required to be taken in order to ensure you receive the securities you are entitled to receive under the transaction.

About Vista

Vista, based in Littleton, Colorado, evaluates and acquires gold projects with defined gold resources.  Additional exploration and technical studies are undertaken to maximize the value of the projects for eventual development.  Vista’s holdings include the Maverick Springs, Mountain View, Hasbrouck, Three Hills, Wildcat projects, the F.W. Lewis, Inc. properties and the Hycroft mine, all in Nevada, the Long Valley project in California, the Yellow Pine project in Idaho, the Paredones Amarillos and Guadalupe de los Reyes projects in Mexico, the Amayapampa project in Bolivia, the Awak Mas project in Indonesia, and the Mt. Todd project in Australia.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933 and U.S. Securities Exchange Act of 1934.  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things as future business strategy, competitive strengths, goals, expansion and growth of Vista’s or Allied Nevada’s businesses, operations, plans and other such matters are forward-looking statements.  When used in this press release, the words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” and similar expressions are intended to identify forward-looking statements.  The statements made in this press release about the anticipated impact the contemplated transaction described herein may have on the operations of Vista or Allied Nevada, as well as the benefits expected to result from the contemplated transaction, are forward-looking statements.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista and Allied Nevada, including anticipated consequences of the contemplated transaction described herein, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, risks that Vista’s or Allied Nevada’s acquisition, exploration and property advancement efforts will not be successful; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; uncertainties concerning reserve and resource estimates; potential effects on Vista’s or Allied Nevada’s operations of environmental regulations in the countries in which they operate; risks due to legal proceedings; uncertainty of being able to raise capital on favorable terms or at all; and risks that may affect Vista’s ability to complete the contemplated transaction described herein including risks that Vista may be unable to obtain required securityholder, court of third party approvals; as well as those factors discussed in Vista’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission.  Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended.  There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements.  Vista assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

For further information, please contact Gregory G. Marlier at (720) 981-1185, or visit the Vista Gold Corp. website at www.vistagold.com